EXHIBIT 10.4

AMENDMENT NO. 1 TO THE SERIES 2017-VF1 REPURCHASE AGREEMENT

This Amendment No. 1 to the Series 2017-VF1 Repurchase Agreement (as defined below), is entered into as of March 15, 2024 (this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent (the “Administrative Agent”), NEXERA HOLDING LLC, as a buyer (“Nexera Buyer”), CITIBANK, N.A. (“Citibank”), as a buyer (“Citi Buyer” and together with Nexera Buyer, the “Buyers”) PENNYMAC CORP., as a seller (“PMC”), PENNYMAC HOLDINGS, LLC, as a seller (“PMH”, and, together with PMC, the “Sellers”) and PENNYMAC MORTGAGE INVESTMENT TRUST, as guarantor (the “VFN Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Sellers are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of October 10, 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”);

WHEREAS, the Administrative Agent, the Buyers, the Sellers and the VFN Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Repurchase Agreement be amended to reflect the certain agreed upon revisions to the terms of the Series 2017-VF1 Repurchase Agreement;

WHEREAS, the VFN Guarantor is party to that certain Second Amended and Restated Guaranty, dated as of October 10, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), by the VFN Guarantor in favor of the Buyers;

WHEREAS, as a condition precedent to amending the Series 2017-VF1 Repurchase Agreement, the Buyers have required the VFN Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PMT Issuer Trust – FMSR, as issuer (the “Issuer”), PMT Co-Issuer Trust I – FMSR, as co-issuer (the “Co-Issuer”), Citibank, as indenture trustee, calculation agent, paying agent and securities intermediary, PMC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), PMH, as co-issuer administrator (the “Co-Issuer Administrator”) and the Administrative Agent are parties to that certain Amended and Restated Based Indenture, dated as of October 10, 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of October 10, 2023 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement,” and together with the Base Indenture, the “Indenture”), among the Issuer, Co-Issuer, Citibank, the Servicer, the Administrator, the Co-Issuer Administrator and the Administrative Agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, neither PMC nor PMH shall consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2017-VF1 Repurchase Agreement is a Transaction Document.

NOW THEREFORE, the Administrative Agent, the Buyers, the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2017-VF1 Repurchase Agreement are hereby amended as follows:

SECTION 1.
Amendment to the Series 2017-VF1 Repurchase Agreement
(a)
Section 1 of the Series 2017-VF1 Repurchase Agreement is hereby amended by deleting the term “Program Agreements” in its entirety and replacing it with the following:

“Program Agreements” means this Agreement, the Pricing Side Letter, each Side Letter Agreement, the VFN Repo Guaranty, the Subservicer Side Letter Agreement, the PC Repurchase Agreement, the PC Repo Guaranty, the Excess Spread Participation Agreement, the Retained Excess Spread Participation Agreement, the Base Indenture and the Series 2017-VF1 Indenture Supplement, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time; provided, however, that the Program Agreements shall not include any rights created pursuant to an indenture supplement other than the Series 2017-VF1 Indenture Supplement, or any rights under the Base Indenture or any other Program Agreements relating to such other indenture supplements.

SECTION 2.
Reaffirmation of VFN Repo Guaranty. The VFN Guarantor hereby (i) ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty, (ii) acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Sellers to the Buyers under the Series 2017-VF1 Repurchase Agreement and the related Program Agreements, as amended hereby, and (iii) acknowledges and agrees that such VFN Repo Guaranty is and shall continue to be in full force and effect.
SECTION 3.
Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Sellers and the VFN Guarantor.
SECTION 4.
Representations and Warranties. The Sellers hereby represent and warrant to the Administrative Agent and the Buyers that they are in compliance with all the terms and provisions set forth in the Series 2017-VF1 Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2017-VF1 Repurchase Agreement.

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SECTION 5.
Limited Effect. Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 6.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 7.
Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8.
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Managing Director

NEXERA HOLDING LLC, as a Buyer

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

CITIBANK, N.A., as a Buyer

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President
Citibank, N.A.

PENNYMAC CORP., as a Seller

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PENNYMAC HOLDINGS, LLC, as a Seller

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as VFN Guarantor

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer